Exhibit 10.4

                     BANKERS FINANCIAL MORTGAGE GROUP, LTD.

                              BROKER FEE AGREEMENT


Borrower:                                          Millenium Holding Group, Inc.
Property Address:                                                         KY-196
                                                                 Jabez, Kentucky
Estimated Loan Balance:                                               $1,902,419
Estimated Compensation to Broker:                   2% of the Gross Loan Balance


BANKERS FINANCIAL MORTGAGE GROUP, LTD. has and will provide the undersigned assistance in securing mortgage financing. Services have and/or will include, but are not limited to the following:

     - Obtaining a discounted interest rate, only available to correspondents of a lender or an approved commercial mortgage broker;

     -    Counseling on available financing products;

     -    Counseling on debt service and credit qualifications;

     -    Assistance in completing the loan application;

     -    Negotiations  and  discussions  with  the  Lender  regarding   credit,
          pricing, and terms.

The undersigned hereby engages BANKERS FINANCIAL MORTGAGE GROUP, LTD. as a broker for obtaining a loan commitment from a referral made by BANKERS FINANCIAL MORTGAGE GROUP, LTD. and for the above services. It is agreed that as compensation for the same, the undersigned agrees to pay to BANKERS FINANCIAL MORTGAGE GROUP, LTD. upon the Loan closing or from the loan proceeds from a referral made by BANKERS FINANCIAL MORTGAGE GROUP, LTD., 2.0% of the gross loan amount as a loan commission.

BANKERS FINANCIAL MORTGAGE GROUP, LTD.

     BY:

     NAME/TITLE: Gregory A. Wallace, VP
                 ------------------------------------

     DATE: August 7, 2006
           ------------------------------------------

MILLENIUM HOLDING GROUP, INC.

     BY:

     NAME/TITLE: Richard Ham/President

     DATE: August 7, 2006
           ------------------------------------------

                       COMMERCIAL LOAN REFERRAL AGREEMENT

This Commercial Loan Referral Agreement is entered into as of the 27th day of July, 2006 ("Effective Date") between Bankers Financial Mortgage Group, Ltd., ("Bankers") with its principal place of business at 13101 Preston Road, Suite 100, Dallas, Texas 75240, and Millenium Holding Group, Inc., 12 Winding Road, Henderson, Nevada 89052 ("Borrower"). Prior to closing and funding this loan, Millenium Holding Group, Inc. will set up an escrow account at the title company at which the loan will close, for fees due Bankers Financial Mortgage Group, Ltd. upon the actual funding of the loan.

1. Appointment.

The Borrower hereby authorizes Bankers, on a nonexclusive basis, to identify investors, underwriters, joint venturers, lenders and/or guarantors (collectively "Investors") interested in providing Financing (as defined below) for the Borrower on terms acceptable to the Borrower and the Investors.

Bankers shall obtain information with respect to a specific project of Borrower to be secured by a loan on Commercial Property located within the United States. Borrower shall complete FNMA Forms 1008, 1003 and authorize Bankers to pull a credit report (collectively referred to as "Borrower's Data") and Bankers shall submit such information to Investor.

Once a referral has been made by Bankers, it is agreed that the Bankers shall have no continuing role or part of the negotiations or relationship between all Investors that Bankers identifies to the Borrower (apart from any rights granted under section 2). Bankers shall submit the information provided by Borrower and will perform all reasonable requests of Investor as they relate to Bankers.
Investor may reject or accept any Loan Application at its sole and complete discretion. Bankers shall be in no way liable for any decision of Investor.

Bankers shall be eligible to receive compensation set forth herein if (1) Borrower enters into a Commercial Loan Contract with Investor within 180 days after Bankers submits Borrower's Data to Investor, and (2) the subject loan closes thereafter.

Bankers is not now nor shall it ever be, an agent of the Borrower.

It is understood that Bankers is acting as a finder only, is not a licensed securities or real estate banker or dealer, and shall have no authority to enter into any commitments on the Borrower's behalf or to negotiate the terms of Financing, or to hold any Funds or securities in connection with Financing or to perform any act which would require Bankers to become licensed as a securities or real estate banker or dealer.

2. Compensation.

If Financing is consummated within 180 days after termination of this Agreement, then Bankers shall be entitled to a cash Fee as follows:

     2% of the gross loan amount approved by Investor to Borrower.

     "Financing", as used herein, shall mean all amounts furnished to or for the use of the Borrower with Investors directed or introduced by, or through the efforts of, Bankers after the date of this Agreement.

3. Fees.

The fees due Bankers as set forth in Section 2 above shall be paid outside of closing through an escrow account as described in the opening of this Agreement.

4. Publicity.

Neither party shall issue any press releases nor make any public statements regarding this Agreement without prior written consent of the other party unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement. Neither party will use the trademarks, service marks or logos of the other party without the prior written consent of the other party.

5. Confidentiality.

5.1 Confidential information. "Confidential Information" means this Agreement and any non-public business or technical information of either party, including without limitation, information relating to either party's product plans, customers, designs, costs, products and services, prices and names, finances, marketing plans, business opportunities, personnel, research, development or know-how that is designated by either party as "confidential" or "proprietary."

5.2 Confidentiality Obligations. During the term of this Agreement and for a period of three (3) years following any expiration or termination of this Agreement, each party agrees: (i) that it will not disclose to any third party or use any Confidential Information disclosed to it by the other party except as expressly permitted in this Agreement; and (ii) that it will take all reasonable measures to maintain the confidentiality of all Confidential Information of the other party in its possession or control, which will in no event be less than the measure it uses to maintain the confidentiality of its own information of similar importance. Each party may disclose Confidential Information of the other party: (a) pursuant to an order or regulation of the court, the Securities Exchange Commission, any administrative agency, or other governmental body, provided that the receiving party gives reasonable notice to the other party to contest such disclosure; (b) on a confidential basis to a party's legal or financial advisors. Each party may also disclose the terms and conditions of this Agreement to a bona fide purchaser of all or substantially all of either party's assets if such disclosure is part of a general due diligence disclosure to such purchaser.

5.3 Exclusions. Confidential Information will no include information that: (i) is in or enters the public domain without breach of this Agreement by the receiving party; (ii) the receiving party lawfully receives from a third party without restriction on disclosure and without breach of nondisclosure obligation; or (iii) the receiving party knew prior to receiving such information from the disclosing party, or (iv) the receiving party develops independently without use or reference to the other party's Confidential Information.

6. Termination.

This  Agreement will commence as of the Effective Date and will continue for one
(1) year unless earlier termination as provided herein.

This Agreement may be terminated at any time by either party by 30 days written notice to the other party in accordance with the notice provisions listed in
Section 9, but such termination shall not affect the obligation of the Borrower to pay Bankers' fee hereunder as to Financing consummated within 180 days after such termination with any Investor directed or introduced by Bankers to the Borrower or through the efforts of Bankers prior to such termination.

7. Accurate Information.

The Borrower hereby represents and warrants that all information provided Bankers pertaining to the Borrower shall be true and correct; and the Borrower shall hold Bankers harmless from any and all liability, expenses or claims arising from the disclosure or use of such information.

8. Applicable Law.

This Agreement is governed by and construed under the laws of the State of Texas and any action brought by either party against the other party to enforce or interpret this Agreement shall be brought in an appropriate court of such State. In the event of any such action, the prevailing party shall recover all costs and expenses thereof including reasonable attorney's fees from the losing party.

9. Notices.

If to Borrower to:

    Richard Ham, President
    Millenium Holding Group, Inc.
    12 Winding Road
    Henderson, NV 89052

If to Bankers to:

    Gregory A. Wallace, Vice President       cc:  Greg Graham
    Bankers Financial Mortgage Group, Ltd.        Black, Mann & Graham, L.L.P.
    13101 Preston Road, Suite 100                 17304 Preston Road, Suite 1200
    Dallas, TX 75240                              Dallas, TX 75252

or at such other address for a party as shall be specified by like notice. Any notice, which is delivered personally, telecopied or sent by overnight express in the manner provided in this section shall be deemed to have been duly given to the party to whom it is addressed upon actual receipt by such party. Any notice which is addressed and mailed in the manner herein provided shall be conclusively presumed to have been given to the party to whom it is addressed at the close of business, local time of the recipient, on the third business day after it is so placed in the mail.

10. Complete Understanding.

This Agreement constitutes the entire agreement and understanding between the parties and supersedes all prior agreements and understanding, both written and oral, between the parties hereto with respect to the subject matter.

11. Headings and Capitalized Terms.

The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of its provisions.

12. Successors and Assigns.

The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns. Neither Bankers nor Borrower may assign their rights or delegate their obligations under this Agreement without the prior written consent of the other.

13. Modification and Waiver.

None of the terms or conditions of this Agreement may be waived except in writing by the party, which is entitled to the benefits thereof. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by Bankers and Borrower. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision (whether or not similar) nor shall such waiver constitute it continuing waiver.

14. Invalid Provisions.

If  any  provision  of  this  Agreement  is  held  to  be  illegal,  invalid  or unenforceable under present or future laws by any court of competent jurisdiction, such illegality, invalidity or unenforceability shall not affect the legality, enforceability or validity of any other provisions or of the same provision as applied to any other fact or circumstance and such illegal, unenforceable or invalid provision shall be modified to the minimum extent necessary to make such provision legal, valid or enforceable, as the case may be.

If the foregoing correctly sets forth our Agreement, please sign and return the enclosed copy of this letter.

BANKERS FINANCIAL MORTGAGE GROUP, LTD.


         BY:

         NAME/TITLE: Gregory A. Wallace, VP
                     -----------------------------------------

         DATE: August 7, 2006

MILLENIUM HOLDING GROUP, INC.

     BY:

     NAME/TITLE: Richard Ham/President

     DATE: August 7, 2006
           ---------------------------------------------------